UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2021 (March 30, 2021)

II-VI Incorporated

(Exact Name of Registrant as Specified in Charter)

PENNSYLVANIA	001-39375	25-1214948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

375 Saxonburg Boulevard, Saxonburg, Pennsylvania 16056

(Address of Principal Executive Offices) (Zip Code)

(724) 352-4455

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	IIVI	Nasdaq Global Select Market
Series A Mandatory Convertible Preferred Stock, no par value	IIVIP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amended and Restated Investment Agreement

On March 30, 2021, II-VI Incorporated, a Pennsylvania corporation (“II-VI” or the “Company”), and BCPE Watson (DE) SPV, LP, a Delaware limited partnership and an affiliate of Bain Capital, LP (the “Investor”), entered into an Amended and Restated Investment Agreement (the “Amended and Restated Investment Agreement”). The Amended and Restated Investment Agreement amends and restates in its entirety the previously reported Investment Agreement, dated as of March 25, 2021, by and between the Company and the Investor. The Amended and Restated Investment Agreement reflects a $300 million increased commitment of the Investor in the II-VI Series B-2 Convertible Preferred Stock (as defined below), subject to the terms and conditions set forth in the Amended and Restated Investment Agreement.

Pursuant to the terms of the Amended and Restated Investment Agreement:

•

on March 31, 2021, II-VI issued, sold and delivered to the Investor 75,000 shares of a new Series B-1 Convertible Preferred Stock of the Company, having no par value per share (“II-VI Series B-1 Convertible Preferred Stock”), for $10,000 per share (the “Equity Per Share Price”) and an aggregate purchase price of $750,000,000 (the “Initial Investment”); and

•

subject to the terms and conditions set forth in the Amended and Restated Investment Agreement, II-VI agreed to issue, sell and deliver to the Investor (collectively with the Initial Investment, the “Equity Investment”):

•

105,000 shares of a new Series B-2 Convertible Preferred Stock of the Company, having no par value per share (“II-VI Series B-2 Convertible Preferred Stock” and together with the II-VI Series B-1 Convertible Preferred Stock, “New II-VI Convertible Preferred Stock”), for a purchase price per share equal to the Equity Per Share Price and an aggregate purchase price of $1,050,000,000, immediately prior to the closing (the “Closing”) of the business combination with Coherent, Inc., a Delaware corporation (“Coherent”), pursuant to the Agreement and Plan of Merger, dated as of March 25, 2021, by and among Coherent, II-VI and Watson Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of II-VI (the “Merger Agreement”); and

•

immediately prior to the Closing, if elected by the Company and agreed by the Investor, up to an additional 35,000 shares of II-VI Series B-2 Convertible Preferred Stock for a purchase price per share equal to the Equity Per Share Price and an aggregate maximum purchase price of $350,000,000.

In addition, pursuant to the Amended and Restated Investment Agreement, in connection with the Initial Investment, II-VI entered into a Registration Rights Agreement with the Investor providing for customary registration rights in respect of the New II-VI Convertible Preferred Stock and shares of II-VI common stock issuable upon the conversion thereof.

Pursuant to the Amended and Restated Investment Agreement, the Investor has the right to nominate one designee and to designate one observer to the Board of Directors of II-VI (the “Board of Directors”) for so long as the Investor maintains a specified level of ownership of the shares of New II-VI Convertible Preferred Stock or shares of II-VI common stock issued upon conversion thereof. The Investor’s initial designee and observer to the Board of Directors will be Stephen Pagliuca and Joseph Robbins, respectively. The Investor has also agreed in the Investment Agreement to certain transfer restrictions and standstill provisions.

Statement with Respect to Shares for the New II-VI Convertible Preferred Stock

In connection with the execution of the Amended and Restated Investment Agreement, on March 30, 2021, the Company filed a Statement with Respect to Shares (the “Statement”) with the Pennsylvania Department of State Corporation Bureau to establish the designation, rights and preferences of the New II-VI Convertible Preferred Stock. The Statement became effective on March 30, 2021.

The shares of New II-VI Convertible Preferred Stock accrue dividends at 5.00% per annum, subject to increase if II-VI defaults on payment obligations with respect to the New II-VI Convertible Preferred Stock, not to exceed 14% per annum. Until the fourth anniversary of the applicable issuance date of each series of New II-VI Convertible Preferred Stock, dividends are payable solely in-kind. After the fourth anniversary, dividends are payable on the applicable series, at the Company’s option, in cash, in-kind or as a combination of both.

The shares of New II-VI Convertible Preferred Stock are convertible into shares of II-VI common stock as follows:

•

at any time after their issuance, at the election of the holder, each share of New II-VI Convertible Preferred Stock may be converted into shares of II-VI common stock at a conversion price of $85.00 per share (“Conversion Price”); except that the shares of II-VI Series B-1 Convertible Preferred Stock will be so convertible only after the earliest to occur of (i) the issuance of shares of II-VI Series B-2 Convertible Preferred Stock upon the Closing, (ii) the termination of the Merger Agreement or (iii) the delivery by II-VI to the Investor of an offer to repurchase the II-VI Series B-1 Convertible Preferred Stock upon the occurrence of a Fundamental Change (as defined in the Statement); and

•

beginning three years after the applicable date of issuance of the New II-VI Convertible Preferred Stock, at the election of II-VI, each share of New II-VI Convertible Preferred Stock may be converted into shares of II-VI common stock at the applicable Conversion Price if the volume-weighted average price of II-VI common stock exceeds 150% of the applicable Conversion Price for 20 trading days out of any 30 consecutive trading days.

The shares of II-VI Series B-1 Convertible Preferred Stock will initially be nonvoting. Following the expiration of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the issued shares of New II-VI Convertible Preferred Stock will have voting rights, voting as one class with the II-VI common stock, on an as-converted basis, subject to limited exceptions.

A copy of the Statement and Amended and Restated Investment Agreement are attached as Exhibits 3.1 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing description of the Statement and Amended and Restated Investment Agreement does not purport to be complete and is qualified in its entirety by reference to the Statement and Amended and Restated Investment Agreement.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The shares of New II-VI Convertible Preferred Stock issued in connection with the Initial Investment have not been, and the additional shares issuable in connection with the Equity Investment and Amended and Restated Investment Agreement are not to be, registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. The shares of II-VI common stock issuable upon conversion of shares of the New II-VI Convertible Preferred Stock will be issued in reliance upon the exemption from registration in Section 3(a)(9) of the Securities Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 31, 2021, immediately following the closing of the Initial Investment, the Board of Directors appointed Stephen Pagliuca to serve as a member of the Board of Directors. Mr. Pagliuca will serve in the class of directors with terms expiring in 2021. Mr. Pagliuca has not been appointed to any committees of the Board of Directors at this time.

Mr. Pagliuca, age 66, is a Managing Director of Bain Capital Private Equity, LP, a global private equity firm, and Co-Chairman of Bain Capital, LP. He is also a Managing Partner and co-owner of the Boston Celtics basketball franchise. Mr. Pagliuca joined Bain & Company in 1982, and founded the Information Partners private equity fund for Bain Capital in 1989. Prior to joining Bain, Mr. Pagliuca worked as a senior accountant and international tax specialist for Peat Marwick Mitchell & Company in the Netherlands. Mr. Pagliuca is a former director of Burger King Holdings, Inc., HCA, Inc. (Hospital Corporation of America), Kioxia Holdings Corporation, Quintiles Transnational Corporation, Warner Chilcott PLC and the Weather Company. He currently serves on the boards of directors of Axis Bank, Ltd., Gartner, Inc. and Virgin Voyages.

In connection with Mr. Pagliuca’s appointment to the Board of Directors, and consistent with the Board of Directors’ current compensation arrangements for non-employee directors, Mr. Pagliuca will be eligible to receive the Company’s standard annual cash compensation and expense reimbursement for non-employee directors, pro-rated for the remainder of the Company’s 2021 fiscal year. Mr. Pagliuca also will be eligible to receive equity awards as part of the Company’s standard compensation for non-employee directors, as well as reimbursement of expenses.

Mr. Pagliuca was designated by the Investor for appointment to the Board of Directors pursuant to the Amended and Restated Investment Agreement. Except as described in this Current Report on Form 8-K, there are no transactions between Mr. Pagliuca, on the one hand, and the Company, on the other hand, that would be reportable under Item 404(a) of Regulation S-K.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information regarding the Statement as set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Forward-looking Statements

This communication contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. The forward-looking statements in this communication involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.

The Company believes that all forward-looking statements made in this communication have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. Factors that could cause actual results to differ materially from those discussed in the forward-looking statements herein include, but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the conditions to the completion of the business combination transaction with Coherent (the “Transaction”) and the additional equity investment by Bain, including the receipt of any required stockholder and regulatory approvals, and the risks that those conditions will not be satisfied in a timely manner or at all; (iii) the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the merger agreement, including the receipt by Coherent of an unsolicited proposal from a third party; (iv) the Company’s ability to finance the Transaction, the substantial indebtedness the Company expects to incur in connection with the Transaction and the need to generate sufficient cash flows to service and repay such debt; (v) the possibility that the Company may be unable to achieve expected synergies, operating efficiencies and other benefits within the expected time-frames or at all and to successfully integrate Coherent’s operations with those of the Company; (vi) the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the Transaction; (vii) litigation and any unexpected costs, charges or expenses resulting from the Transaction; (viii) the risk that disruption from the Transaction materially and adversely affects the respective businesses and operations of the Company and Coherent; (ix) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the Transaction; (x) the ability of the Company to retain and hire key employees; (xi) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020 and additional risk factors that may be identified from time to time in future filings of the Company; (xii) the purchasing patterns of customers and end-users; (xiii) the timely release of new products, and acceptance of such new products by the market; (xiv) the introduction of new products by competitors and other competitive responses; (xv) the Company’s ability to integrate recently acquired businesses and realize synergies, cost savings and opportunities for growth in connection therewith, together with the risks, costs and uncertainties associated with such acquisitions and integration efforts; (xvi) the Company’s ability to devise and execute strategies to respond to market conditions; (xvii) the risks to anticipated growth in industries and sectors in which the Company and Coherent operate; (xviii) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xix) the risks that the Company’s stock price will not trade in line with industrial technology leaders; and (xx) the risks of business and economic disruption related to the currently ongoing COVID-19 outbreak and any other worldwide health epidemics or outbreaks that may arise. The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or developments, or otherwise.

No Offer or Solicitation

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information and Where to Find It

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication relates to a proposal that II-VI has made for a business combination transaction with Coherent. In furtherance of this proposal and subject to future developments, II-VI may file one or more registration statements, proxy statements, tender offer statements or other documents with the SEC. This communication is not a substitute for any proxy statement, registration statement, tender offer statement, prospectus or other document II-VI and/or Coherent may file with the SEC in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF II-VI AND COHERENT ARE URGED TO READ THE PROXY STATEMENT(S), REGISTRATION STATEMENT, TENDER OFFER STATEMENT, PROSPECTUS AND/OR OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Any definitive proxy statement(s) or prospectus(es) (if and when available) will be mailed to stockholders of II-VI and/or Coherent, as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by II-VI through the web site maintained by the SEC at www.sec.gov, and by visiting II-VI’s investor relations site at https://ii-vi.com/investor-relations/.

Participants in the Solicitation

This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, II-VI and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the Transaction. You can find information about II-VI’s executive officers and directors in II-VI’s proxy statement for its 2020 annual meeting, which was filed with the SEC on September 29, 2020 and in II-VI’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020, which was filed with the SEC on August 26, 2020. Additional information regarding the interests of such potential participants will be included in one or more registration statements, proxy statements, tender offer statements or other documents filed with the SEC if and when they become available. These documents (if and when available) may be obtained free of charge from the SEC’s website www.sec.gov, and by visiting II-VI’s investor relations site at https://ii-vi.com/investor-relations/.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

3.1	Statement with Respect to Shares, filed with the Pennsylvania Department of State Corporation Bureau and effective March 30, 2021.

10.1	Amended and Restated Investment Agreement, dated as of March 30, 2021, by and between II-VI Incorporated and BCPE Watson (DE) SPV, LP.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain of the schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

II-VI Incorporated

Date: March 31, 2021	By:	/s/ Walter R. Bashaw II
Walter R. Bashaw II
President